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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 24, 1997



                       AMERICAN PRECISION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-5601                  16-1284388
(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                  Number)            Identification No.)


2777 Walden Avenue, Buffalo, New York                               14225
(Address of principal executive offices)                          (Zip code)


                                 (716) 684-9700
              (Registrant's telephone number, including area code)

                                Not applicable.
          (Former name or former address, if changed since last report)


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Item 8. Change in Fiscal Year.

      On October 24, 1997, the Board of Directors of American Precision Industries Inc. (the "Registrant") voted to change the Registrant's fiscal year end and the fiscal year ends of all its wholly-owned subsidiaries (to the extent such fiscal years end on a date other than December 31) to December 31 effective December 31, 1997. A Form 10-K for the period from January 4, 1997 through December 31, 1997 will be filed by the Registrant with the Securities and Exchange Commission within 90 days after December 31, 1997. Commencing in fiscal year 1998 (January 1, 1998 through and including December 31, 1998) the Registrant will report its financial results on a calendar quarter basis (i.e. March 31, June 30, September 30 and year end December 31).



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN PRECISION INDUSTRIES INC.


                                        By: /s/ Bruce McH. Kirchner
                                            ------------------------
                                                Bruce McH. Kirchner
                                                Vice President and
                                                Chief Financial Officer


Date:  October 28, 1997






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